UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2005

                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-50774                 41-2052984
(State or Other Jurisdiction     (Commission File           (I.R.S. Employer
       of Incorporation)              Number)            Identification Number)

             9255 Towne Centre Drive, Suite 235, San Diego, CA 92121
               (Address of principal executive offices) (zip code)

                                 (858) 720-8000
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      On May 26, 2005, the Board of Directors of IPEX, Inc. (the "Company") appointed Milton "Todd" C. Ault, III to serve as a member of the Company's Board of Directors and also as the Company's interim Chief Executive Officer. Mr. Ault is currently Chief Executive Officer of DigiCorp, a Utah corporation whose common stock is quoted on the OTC Bulletin Board. Mr. Ault also is Chairman and Chief Executive Officer of Patient Safety Technologies, Inc., a Delaware corporation whose common stock is traded on the American Stock Exchange. Mr. Ault has served as a director of Patient Safety Technologies, Inc. since June 23, 2004. In addition, Mr. Ault co-founded Ault Glazer & Company Investment Management LLC ("Ault Glazer") in 1998 and is currently the controlling and managing member and Chief Investment Officer of Ault Glazer, a private investment management firm headquartered in Santa Monica, California. From July 1998 until February 2005, Mr. Ault was a registered representative of Strome Securities, L.P., a NASD registered broker-dealer. Prior to founding Ault Glazer, Mr. Ault served as a portfolio manager and regional institutional financial advisor for Prudential Securities from February 1996 to July 1998. From November 1992 until February 1996, Mr. Ault served as an institutional account executive for Dean Witter Reynolds.

      Mr. Ault has not been named to a committee of the Board of Directors and the Company at this time has not determined which, if any, committee of the Board of Directors Mr. Ault will be named. There was no arrangement or understanding between Mr. Ault and any other person pursuant to which Mr. Ault was selected as a director. Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Ault beneficially owns 20,897,865 shares of the Company's common stock as follows: (a) 18,855,900 shares as to which Mr. Ault has voting power pursuant to a proxy granted by a stockholder of the Company; and (b) 1,126,945 shares of the Company's common stock and warrants to purchase 915,020 shares of the Company's common stock held in certain private investment funds and individual accounts managed by Ault Glazer, which includes 607,425 shares and warrants to purchase 450,000 shares held by Patient Safety Technologies, Inc., over which Mr. Ault may be deemed to hold voting or investment power. Except for his beneficial ownership of the Company's common stock, there was no transaction during the last two years, or any proposed transactions, to which the Company was or is to be a party, in which Mr. Ault had or is to have a direct or indirect material interest.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IPEX, Inc.

Dated: May 31, 2005                     By:  /s/ Russell Ingledew
                                           -------------------------------------
                                        Name:    Russell Ingledew
                                        Title:   Acting President and Chief
                                                 Financial Officer


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